UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2021

PERSHING SQUARE TONTINE HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-39396	83-0930174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

787 Eleventh Avenue, Ninth Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 813-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PSTH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $23.00	PSTH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Share Purchase Agreement

On June 20, 2021, Pershing Square Tontine Holdings, Ltd. (the “Company”), a Delaware corporation, and Vivendi S.E. (“Vivendi”), a corporation (société européenne) incorporated under the laws of France, entered into a Share Purchase Agreement (the “Share Purchase Agreement”), pursuant to which the Company will purchase from Vivendi a number of ordinary shares, par value €10 per share, representing approximately 10% of the share capital and voting rights, on a fully diluted basis, of Universal Music Group B.V. (“UMG”) (the “UMG Shares”), a private company with limited liability organized under the laws of the Netherlands, for a purchase price of $3,949,340,400.00. The transactions contemplated by the Share Purchase Agreement, the Offers (as defined herein) and related matters are referred to collectively as the “Transactions”.

The description of the Share Purchase Agreement contained in the Company’s Current Report on Form 8-K filed on June 21, 2021 is incorporated by reference herein, such description does not purport to be complete and it is qualified in its entirety by reference to the full text of the Share Purchase Agreement, which is included as Exhibit 2.1 and incorporated by reference herein.

Pershing Entities Letter

In connection with the Company’s entry into the Share Purchase Agreement, the Company, Pershing Square TH Sponsor, LLC (the “Sponsor”), the Company’s sponsor, funds affiliated with the Sponsor, and the Company’s independent directors entered into a letter agreement (the “Pershing Entities Letter”).

The description of the Pershing Entities Letter contained in the Company’s Current Report on Form 8-K filed on June 21, 2021 is incorporated by reference herein, such description does not purport to be complete and it is qualified in its entirety by reference to the full text of the Pershing Entities Letter, which is included as Exhibit 10.1 and incorporated by reference herein.

Registration Rights Agreement

On June 20, 2021, in connection with the Company and Vivendi’s entry into the Share Purchase Agreement, the Company, the Sponsor and UMG entered into a Registration Rights Agreement in order to provide for the filing of a registration statement with the SEC in respect of the distribution of UMG Shares (the “Distribution”), for purposes of the distribution of the UMG Shares to the Company’s stockholders and certain related matters.

The description of the Registration Rights Agreement contained in the Company’s Current Report on Form 8-K filed on June 21, 2021 is incorporated by reference herein, such description does not purport to be complete and it is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is included as Exhibit 10.2 and incorporated by reference herein.

Indemnification Agreement

On June 20, 2021, the Company and Vivendi entered into an Indemnification Agreement, pursuant to which the Company will provide a customary securities law indemnification to Vivendi and certain of if its affiliated persons in connection with the Distribution and the Offers.

The description of the Indemnification Agreement contained in the Company’s Current Report on Form 8-K filed on June 21, 2021 is incorporated by reference herein, such description does not purport to be complete and it is qualified in its entirety by reference to the full text of the Indemnification Agreement, which is included as Exhibit 10.3 and incorporated by reference herein.

The documents summarized and incorporated by reference in this Item 1.01 contain representations, warranties and covenants that the parties made to each other as of the dates of such documents or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the documents. These documents have been attached to provide investors with information regarding their terms and is not intended to provide any other factual information about the Company, Vivendi or UMG any of the other parties’ thereto, or any affiliates of the parties thereto.

In particular, the representations, warranties, covenants and agreements contained in the Share Purchase Agreement, which were made only for purposes of the Share Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Share Purchase Agreement, may be subject to limitations agreed upon by the contracting parties and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Share Purchase Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Share Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Share Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s, Vivendi’s or UMG’s public disclosures.

Item 8.01. Other Events

On June 23, 2021 in connection with the announcement of the Transactions, the Company held an investor call to discuss the Transactions. This investor call also included an informational video about UMG produced for the Company’s stockholders and an investor presentation. The transcript of the informational video, the investor call and the investor presentation are attached as Exhibits 99.1, 99.2 and 99.3 respectively and are incorporated by reference herein.

The Company also provided additional disclosure regarding the Distribution, as set forth below:

Either on, or very shortly after, the date on which the Company completes the Share Purchase, the UMG Shares will be transferred into a trust (the “Liquidating Trust”).

Each holder of the Company’s Class A Common Stock as of the record date of the Distribution (the “Distribution Record Date”) will receive a non-transferable interest in the Liquidating Trust which will entitle them to their pro rata share of UMG Shares on the Distribution.

For those shareholders, this mechanic makes no difference to the number of UMG Shares they would have received if the Distribution Record Date were the same and the Company did not use the Liquidating Trust mechanic.

However, it allows the Company to simplify its balance sheet by removing the UMG Shares and therefore place it in a position to better pursue its next business combination

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or buy or the solicitation of an offer to buy or sell any securities.

The proposed Transactions described in this Current Report on Form 8-K have not yet commenced, may proceed on materially different terms and may not occur at all. This Current Report on Form 8-K is for informational purposes only. This Current Report on Form 8-K is not a recommendation to buy, sell or exchange any securities, and it is neither an offer to purchase nor a solicitation of an offer to sell securities. The Offers will only be made pursuant to offers to purchase or exchange, letters of transmittal and related materials that will be filed with the applicable Schedule TO on the commencement date of each Offer. The Company’s shareholders and warrant holders should read those materials carefully because they will contain important information, including the various terms of, and conditions to, the Offers. The Company’s shareholders and warrant holders will be able to obtain free copies of those materials as well as the other documents that the Company and Special Purpose Rights Acquisition Company (“SPARC”) will be filing with the SEC, which will contain important information about the Company, SPARC, the Offers and the proposed Transactions, at the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transactions, including statements regarding the benefits of the Transactions, the anticipated timing of the proposed Transactions, the services offered by UMG and the markets in which it operates. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including but not limited to: (i) the risk that the proposed Transactions may not be completed in a timely manner or at all, or may be completed on terms materially different from those described herein, which may adversely affect the price of the Company’s securities, (ii) the risk that the proposed Transactions may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company, (iii) the failure to satisfy the conditions to the consummation of any aspect of the proposed Transactions, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed Transactions, (v) the occurrence of any event, change or other circumstance that could give rise to the proposed Transactions not occurring, (vi) the effect of the announcement or pendency of the proposed Transactions on UMG’s business relationships, performance, and business generally, (vii) the outcome of any legal proceedings that may be instituted against the Company, SPARC, Vivendi, UMG or their respective directors or officers related announcement of the proposed Transactions, (viii) the amount of the costs, fees, expenses and other charges related to the proposed Transactions, (ix) the ability to maintain the listing of the Company’s securities on NYSE or list on Nasdaq, (x) the price of the Company’s securities may be volatile due to a variety of factors which may also include changes in UMG’s business and operations and in performance across its competitors, changes in laws and regulations affecting UMG’s business and changes in its capital structure as a result of the proposed Transactions and its contemplated public listing, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Transactions, and identify and realize additional opportunities, (xii) the number of shares of Class A Common Stock redeemed by the Company’s stockholders in the Redemption Tender Offer or the number of warrants exchanged and shares of Class A Common Stock issued in the Warrant Exchange Offer, (xiii) possible variances between the historical financial information UMG presents and its future financial statements, when they become available, (xiv) potential material differences between the terms of SPARC described herein and those ultimately offered to investors or the SEC failing to declare the registration statement in respect of SPARC’s securities effective or the NYSE or Nasdaq listing the securities or either the SEC or the applicable stock exchange imposing conditions that would prevent SPARC from operating in the manner intended and (xv) the impact of the global COVID-19 pandemic on any of the foregoing.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statements for the Distribution and the SPARC rights offering that will be filed with the SEC in respect of the proposed Transactions. Those filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that the Company will achieve its expectations or that the proposed Transactions will occur at all. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

2.1	Share Purchase Agreement, dated June 20, 2021, by and between the Pershing Square Tontine Holdings, Ltd. and Vivendi S.E.

10.1	Pershing Entities Letter Agreement, dated June 20, 2021, by and among Pershing Square Tontine Holdings, Ltd, Pershing Square TH Sponsor, LLC, Pershing Square Holdings, Ltd., Pershing Square, L.P., Pershing Square International, Ltd., Lisa Gersh, Michael Ovitz, Jacqueline D. Reses and Joseph S. Steinberg

10.2	Registration Rights Agreement, dated June 20, 2021, by and among Pershing Square Tontine Holdings, Ltd, Pershing Square TH Sponsor, LLC , and Universal Music Group B.V.

10.3	Indemnification Agreement, dated June 20, 2021, by and between the Pershing Square Tontine Holdings, Ltd. and Vivendi S.E.

99.1	UMG Video Presentation Transcript, dated June 23, 2021

99.2	Investor Call Transcript, dated June 23, 2021

99.3	Investor Presentation, dated June 23, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERSHING SQUARE TONTINE HOLDINGS, LTD.

By:	/s/ William A. Ackman
	Name:	William A. Ackman
	Title:	Chief Executive Officer, Chairman of the Board of Directors

Dated: June 25, 2021